SMARTTRUST, DIVERSIFIED INCOME & GROWTH TRUST (2010 SERIES A)

Supplement to the Prospectus

     Notwithstanding anything to the contrary in the prospectus, the “estimated net annual distributions to Unitholders per 100 units” as of January 19, 2010 set forth under “Estimated Net Annual Distributions” in the prospectus is $108.45.

     Supplement Dated: January 22, 2010